                                                                    EXHIBIT 4.1

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   NUMBER                                                       SHARES
   ------                                                       ------

                      INCORPORATED UNDER THE LAWS OF THE
                              STATE OF DELAWARE

THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE HAD NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1833, AS AMENDED, AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED UNLESS A COMPLIANCE WITH THE REGISTRATION PROVISIONS OF SUCH ACT HAS BEEN MADE OR UNLESS AVAILABILITY OF AN EXCEPTION FROM SUCH REGISTRATION PROVISIONS HAS BEEN ESTABLISHED, OR UNLESS SOLD PURSUANT TO RULE 144 UNDER THE SECURITIES ACT OF 1933.

                   SECURITY ASSOCIATES INTERNATIONAL, INC.
                        dba SECURITY ASSOCIATES, INC.

                10,000,000 AUTHORIZED SHARES    NON-ASSESSABLE


                                              THIS CERTIFICATE REPRESENTS SHARES
                                              OF THE CORPORATION ADJUSTED TO A
                                              1 FOR 10 SPLIT EFFECTIVE
                                              12/17/92.

THIS CERTIFIES THAT                                         CUSIP NO.813764 30 5
                            --------------------



IS THE RECORD HOLDER OF


  FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK $.001 PAR VALUE OF

   SECURITY ASSOCIATES INTERNATIONAL, INC. - dba SECURITY ASSOCIATES, INC.

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
    Witness the facsimile seal of the Corporation and the facsimile signatures of its authorized offices.

Dated:
                                                   COUNTERSIGNED
                                                     FIDELITY TRANSFER COMPANY
                                                     Salt Lake City, Utah

                                                     By: [Signature]
                                                        ------------------------

                                                     [Signature]
-----------------                                   ----------------------------
    Secretary                       [SEAL]              President

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NOTICE:  Signature must be guaranteed by a firm which is a member of a registered national stock exchange, or by a bank (other than a savings bank), or a trust company. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.


         TEN COM - as tenants in common                          UNIF GIFT MIN ACT-_________________ Custodian________________

         TEN ENT - as tenants by the entireties                                         (Cust)                      (Minor)

         JT TEN - as joint tenants with right of                                   under Uniform Gifts to Minors
                  survivorship and not as tenants                                  Act_______________________________
                  in common                                                                      (State)


         Additional abbreviations may also be used though not in the above list.

         For Value Received, __________________ hereby sell, assign and transfer unto


         PLEASE INSERT SOCIAL SECURITY OR OTHER
         IDENTIFYING NUMBER OF ASSIGNEE
         ________________________________
         ________________________________

         __________________________________________________________________
         (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

         __________________________________________________________________

         __________________________________________________________________

         ___________________________________________________________ Shares
         of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint


         _________________________________________________________  Attorney
         to transfer the said stock on the books of the within named Coporation with full power of substitution in the premises.


         Dated _________ /__________ / __________



         __________________________________________________________
NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


         THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT
         BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED UNLESS A COMPLIANCE WITH THE REGISTRATION PROVISIONS OF SUCH ACT HAS BEEN MADE OR UNLESS AVAILABILITY OF AN EXEMPTION FROM SUCH REGISTRATION PROVISIONS HAS BEEN ESTABLISHED, OR UNLESS SOLD PURSUANT TO RULE 144 UNDER THE SECURITIES ACT OF 1933.